Exhibit 99.1
Lifetime Brands, Inc. Reports Second Quarter 2022 Financial Results
Declares Regular Quarterly Dividend

GARDEN CITY, NY, August 4, 2022 – Lifetime Brands, Inc. (NasdaqGS: LCUT), a leading global designer, developer and marketer of a broad range of branded consumer products used in the home, today reported its financial results for the quarter ended June 30, 2022.

Rob Kay, Lifetime’s Chief Executive Officer, commented, “Our performance in the second quarter, while remaining strong compared to pre-pandemic levels, was impacted by the macroeconomic challenges that companies across industries and retailers in particular continue to face. Inflation and supply chain disruptions, have created inventory buildup in the retail channel and weaker end market demand as these impacts created a slowdown in durable good purchases from consumers and all channels of retail this quarter. Despite this environment, we were pleased to record results that exceeded pre-pandemic levels, which is a testament to the progress the Company has made executing on our strategy. We believe we have positioned Lifetime to navigate these headwinds and we have taken a number of mitigating actions, including implementing pricing adjustments where possible and reducing our SG&A over the course of 2022. Our business model has proven resilient through all market cycles, and we are confident that we are on the right path.”

Mr. Kay continued, “In light of the current environment and our results in the second quarter, we are revising our outlook for the full year 2022. We now expect our net sales to be in the range of $800 million to $850 million and our Adjusted EBITDA to be in the range of $73 million and $79 million. Looking ahead, we will continue to be proactive and nimble in managing through this environment, and we are focused on maintaining a healthy balance sheet and strong cash flows to maximize our operating flexibility.”
Second Quarter Financial Highlights:
Consolidated net sales for the three months ended June 30, 2022 were $151.3 million, representing a decrease of $35.3 million, or 18.9%, as compared to net sales of $186.6 million for the corresponding period in 2021. In constant currency, a non-GAAP financial measure, consolidated net sales decreased by $33.6 million, or 18.2%, as compared to consolidated net sales in the corresponding period in 2021. A table reconciling this non-GAAP financial measure to consolidated net sales, as reported, is included below.
Gross margin for the three months ended June 30, 2022 was $55.2 million, or 36.5%, as compared to $66.2 million, or 35.4%, for the corresponding period in 2021.
Loss from operations was $(0.5) million, as compared to income from operations of $11.0 million for the corresponding period in 2021.
Net loss was $(3.5) million, or $(0.16) per diluted share, as compared to net income of $5.8 million, or $0.26 per diluted share, in the corresponding period in 2021.
Adjusted net loss was $(2.9) million, or $(0.14) per diluted share, as compared to adjusted net income of $6.1 million, or $0.28 per diluted share, in the corresponding period in 2021. A table reconciling this non-GAAP financial measure to net (loss) income, as reported, is included below.
Six Months Financial Highlights:
Consolidated net sales for the six months ended June 30, 2022 were $334.0 million, a decrease of $48.3 million, or 12.6%, as compared to net sales of $382.3 million for the corresponding period in 2021. In constant currency, a non-GAAP financial measure, which excludes the impact of foreign exchange fluctuations and was determined by applying 2022 average rates to 2021 local currency amounts, consolidated net sales decreased by $46.3 million, or 12.2%, as compared to consolidated net sales in the corresponding period in 2021.

Gross margin for the six months ended June 30, 2022 was $118.2 million, or 35.4%, as compared to $132.2 million, or 34.6%, for the corresponding period in 2021.
Income from operations was $3.9 million, as compared to $20.2 million for the corresponding period in 2021.
Net loss was $(3.1) million, or $(0.14) per diluted share, as compared to net income of $8.9 million, or $0.40 per diluted share, in the corresponding period in 2021.
Adjusted net loss was $(1.5) million, or $(0.07) per diluted share, as compared to adjusted net income of $8.9 million, or $0.41 per diluted share, in the corresponding period in 2021. A table reconciling this non-GAAP financial measure to net (loss) income, as reported, is included below.
Adjusted EBITDA was $79.9 million for the twelve months ended June 30, 2022. Pro forma adjusted EBITDA was $83.4 million for the twelve months ended June 30, 2022. Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. A table reconciling this non-GAAP financial measure to net income, as reported, is included below.
Full Year 2022 Guidance Update
For the full fiscal year ending December 31, 2022, the Company is providing revised financial guidance:

	Year Ended December 31, 2021	Guidance for the Year Ending December 31, 2022
Net sales	$862.9 million	$800 to $850 million
Income from operations	$50.8 million	$44 to $50 million
Adjusted income from operations	$66.7 million(1)	$49 to $55 million
Net income	$20.8 million	$20 to $24 million
Adjusted net income	$36.8 million	$22 to $26 million
Diluted income per common share	$0.94 per share	$0.91 to $1.09 per share
Adjusted diluted income per common share	$1.67 per share	$1.00 to $1.19 per share
Weighted-average diluted shares	22 million	22 million
Adjusted EBITDA	$95.1 million	$73 to $79 million
This guidance is based on a forecasted GBP to USD rate of $1.21. Net income and diluted income per common share were calculated based on an effective tax rate of 30%. Guidance includes S'well from March 2, 2022, the date of its acquisition. Tables reconciling non-GAAP financial measures to GAAP financial measures, as reported, are included below.
(1) Adjusted income from operations for the year ended December 31, 2021 has been recast to reflect adjustments for charges related to acquisition expenses and warehouse relocation expenses. A table reconciling this non-GAAP financial measure to income from operations, as reported, is included below.

Dividend
On August 2, 2022, the Board of Directors declared a quarterly dividend of $0.0425 per share payable on November 15, 2022 to stockholders of record on November 1, 2022.
Conference Call
The Company has scheduled a conference call for Thursday, August 4, 2022 at 11:00 a.m. The dial-in number for the conference call is (866) 682-6100 (U.S.) or (404) 267-0373 (International).
A live webcast of the conference call will be accessible through:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=f9TCNbsQ
For those who cannot listen to the live broadcast, an audio replay of the webcast will be available until February 4, 2023.

Non-GAAP Financial Measures
This earnings release contains non-GAAP financial measures, including consolidated net sales in constant currency, adjusted (loss) income from operations, adjusted net (loss) income, adjusted diluted (loss) income per common share, adjusted EBITDA and pro forma adjusted EBITDA. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows of a company; or, includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. These non-GAAP financial measures are provided because the Company's management uses these financial measures in evaluating the Company’s on-going financial results and trends, and management believes that exclusion of certain items allows for more accurate period-to-period comparison of the Company’s operating performance by investors and analysts. Management uses these non-GAAP financial measures as indicators of business performance. These non-GAAP financial measures should be viewed as a supplement to, and not a substitute for, GAAP financial measures of performance. As required by SEC rules, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Forward-Looking Statements
In this press release, the use of the words “believe,” “could,” “expect,” “intend,” “maintain,” “may,” “positioned,” “project,” “projected,” “should,” “will,” “would”, “plan”, “goal”, “target” or similar expressions is intended to identify forward-looking statements. Such statements include all statements regarding the growth of the Company, our financial guidance, our ability to navigate the current environment and advance our strategy, our commitment to increasing investments in future growth initiatives, our initiatives to create value, our efforts to mitigate geopolitical factors and tariffs, our current and projected financial and operating performance, results, and profitability and all guidance related thereto, including forecasted exchange rates and effective tax rates, as well as our continued growth and success, future plans and intentions regarding the Company and its consolidated subsidiaries. Such statements represent the Company’s current judgments, estimates, and assumptions about possible future events. The Company believes these judgments, estimates, and assumptions are reasonable, but these statements are not guarantees of any events or financial or operational results, and actual results may differ materially due to a variety of important factors. Such factors might include, among others, the Company’s ability to comply with the requirements of its credit agreements; the availability of funding under such credit agreements; the Company’s ability to maintain adequate liquidity and financing sources and an appropriate level of debt, as well as to deleverage its balance sheet; the possibility of impairments to the Company’s goodwill; the possibility of impairments to the Company’s intangible assets; changes in U.S. or foreign trade or tax law and policy; changes in general economic conditions that could affect customer purchasing practices or consumer spending; the impact of changes in general economic conditions on the Company’s customers; customer ordering behavior; the performance of our newer products; expenses and other challenges relating to the integration of any future acquisitions; changes in demand for the Company’s products; changes in the Company’s management team; the significant influence of the Company’s largest stockholder; fluctuations in foreign exchange rates; changes in U.S. trade policy or the trade policies of nations in which we or our suppliers do business; uncertainty regarding the long-term ramifications of the U.K.’s exit from the European Union; shortages of and price volatility for certain commodities; global health epidemics, such as the COVID-19 pandemic; social unrest, including related protests and disturbances; conflict or war, including the conflict in Ukraine; macroeconomic conditions, including inflationary impacts and disruptions to the global supply chain; increase in supply chain costs; the imposition of tariffs and other trade policies and/or economic sanctions implemented by the U.S. and other governments; our ability to successfully integrate acquired businesses, including our recent acquisition of S'well; our ability to achieve projected synergies with respect to the S'well business; our expectations regarding the future level of demand for our products; our ability to execute on the goals and strategies set forth in our five-year plan; and significant changes in the competitive environment and the effect of competition on the Company’s markets, including on the Company’s pricing policies, financing sources and ability to maintain an appropriate level of debt. The Company undertakes no obligation to update these forward-looking statements other than as required by law.
Lifetime Brands, Inc.
Lifetime Brands is a leading global designer, developer and marketer of a broad range of branded consumer products used in the home. The Company markets its products under well-known kitchenware brands, including Farberware®, KitchenAid®, Sabatier®, Amco Houseworks®, Chef’n® Chicago™ Metallic, Copco®, Fred® & Friends, Houdini™, KitchenCraft®, Kamenstein®, La Cafetière®, MasterClass®, Misto®, Swing-A-Way®, Taylor® Kitchen, and Rabbit®; respected tableware and giftware brands, including Mikasa®, Pfaltzgraff®, Fitz and Floyd®, Empire Silver™, Gorham®, International® Silver, Towle® Silversmiths, Wallace®, Wilton Armetale®, V&A®, Royal Botanic Gardens Kew® and Year & Day®; and valued home solutions brands, including BUILT NY®, S’well®, Taylor® Bath, Taylor® Kitchen, Taylor® Weather and Planet Box®. The Company also provides exclusive private label products to leading retailers worldwide.
The Company’s corporate website is www.lifetimebrands.com.
Contacts:
Lifetime Brands, Inc.
Laurence Winoker, Chief Financial Officer
516-203-3590
investor.relations@lifetimebrands.com
or
Joele Frank, Wilkinson Brimmer Katcher
Ed Trissel / Andrew Squire / Rose Temple
212-355-4449

LIFETIME BRANDS, INC.
Historical Financial Data
(in thousands)
(unaudited)

	Three Months Ended June 30,
	2022	2021	2020	2019
Net Sales	$151,314	$186,636	$150,140	$142,536
(Loss) income from operations	$(464)	$11,001	$4,296	$(12,545)
Acquisition related expenses	75	72	55	—
Restructuring expenses	—	—	253	173
Integration costs	864	—	—	695
Warehouse relocation and redesign expenses	73	—	303	—
SKU Rationalization	—	—	—	8,500
Adjusted income (loss) from operations (1)	$548	$11,073	$4,907	$(3,177)
Net (loss) income	$(3,460)	$5,789	$(3,977)	$(11,513)
(1) Adjusted income (loss) from operations represents a non-GAAP financial measure. This non-GAAP financial measure is provided because the Company uses it in evaluating its financial results and trends and as an indicator of business performance.

	Six Months Ended June 30,
	2022	2021	2020	2019
Net Sales	$334,031	$382,289	$295,210	$292,462
Income (loss) from operations	$3,891	$20,247	$(20,949)	$(14,832)
Goodwill and intangible asset impairments	—	—	20,100	—
Acquisition related expenses	1,194	254	102	151
Restructuring expenses	—	—	253	781
Integration costs	1,645	—	—	869
Warehouse relocation and redesign expenses	570	—	1,093	215
Bad debt reserve related to COVID-19 pandemic(1)	—	—	2,844	—
SKU Rationalization	—	—	—	8,500
Adjusted income (loss) from operations (2)	$7,300	$20,501	$3,443	$(4,316)
Net (loss) income	$(3,080)	$8,856	$(32,141)	$(16,380)
(1) Bad debt reserve recorded in the six months ended 2020 to establish a provision against potential credit problems from certain retail customers who may have financial difficulty that has been caused or increased due to the COVID-19 pandemic. This reflects the Company's assessment of risk of not being able to collect such receivables from certain customers in the U.S. that are at risk of seeking or have already obtained bankruptcy protection and our international customer base which has a higher proportion of small and independent brick-and-mortar retailers. This charge was taken in response to the Company's assessment on the impact of the COVID-19 pandemic on these accounts
(2) Adjusted income (loss) from operations represents a non-GAAP financial measure. This non-GAAP financial measure is provided because the Company uses it in evaluating its financial results and trends and as an indicator of business performance.

LIFETIME BRANDS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands—except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales	$151,314	$186,636	$334,031	$382,289
Cost of sales	96,147	120,475	215,796	250,128
Gross margin	55,167	66,161	118,235	132,161
Distribution expenses	17,373	18,931	36,598	37,577
Selling, general and administrative expenses	38,258	36,229	77,746	74,337
(Loss) income from operations	(464)	11,001	3,891	20,247
Interest expense	(3,732)	(3,819)	(7,499)	(7,833)
Mark to market gain on interest rate derivatives	304	46	1,353	544
(Loss) income before income taxes and equity in earnings	(3,892)	7,228	(2,255)	12,958
Income tax benefit (provision)	98	(1,832)	(1,575)	(4,248)
Equity in earnings, net of taxes	334	393	750	146
NET (LOSS) INCOME	$(3,460)	$5,789	$(3,080)	$8,856
BASIC (LOSS) INCOME PER COMMON SHARE	$(0.16)	$0.27	$(0.14)	$0.42
DILUTED (LOSS) INCOME PER COMMON SHARE	$(0.16)	$0.26	$(0.14)	$0.40

LIFETIME BRANDS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands—except share data)

	June 30, 2022	December 31, 2021
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$7,197	$27,982
Accounts receivable, less allowances of $13,876 at June 30, 2022 and $16,544 at December 31, 2021	106,164	175,076
Inventory	295,139	270,516
Prepaid expenses and other current assets	14,934	11,499
Income taxes receivable	3,729	—
TOTAL CURRENT ASSETS	427,163	485,073
PROPERTY AND EQUIPMENT, net	18,740	20,748
OPERATING LEASE RIGHT-OF-USE ASSETS	81,100	86,487
INVESTMENTS	22,098	22,295
INTANGIBLE ASSETS, net	221,306	212,678
OTHER ASSETS	2,281	1,793
TOTAL ASSETS	$772,688	$829,074
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturity of term loan	$4,581	$5,771
Current maturity of revolving credit facility	20,347	—
Short-term loan	30	—
Accounts payable	61,848	82,573
Accrued expenses	79,514	112,741
Income taxes payable	—	604
Current portion of operating lease liabilities	13,874	12,612
TOTAL CURRENT LIABILITIES	180,194	214,301
OTHER LONG-TERM LIABILITIES	11,633	12,116
INCOME TAXES PAYABLE, LONG-TERM	1,472	1,472
OPERATING LEASE LIABILITIES	83,401	90,824
DEFERRED INCOME TAXES	13,056	12,842
TERM LOAN	237,564	241,873
STOCKHOLDERS’ EQUITY
Preferred stock, $1.00 par value, shares authorized: 100 shares of Series A and 2,000,000 shares of Series B; none issued and outstanding	—	—
Common stock, $0.01 par value, shares authorized: 50,000,000 at June 30, 2022 and December 31, 2021; shares issued and outstanding: 22,058,883 at June 30, 2022 and 22,018,016 at December 31, 2021	221	220
Paid-in capital	273,279	271,556
Retained earnings	8,224	17,419
Accumulated other comprehensive loss	(36,356)	(33,549)
TOTAL STOCKHOLDERS’ EQUITY	245,368	255,646
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$772,688	$829,074

LIFETIME BRANDS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2022	2021
OPERATING ACTIVITIES
Net (loss) income	$(3,080)	$8,856
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	9,937	11,723
Amortization of financing costs	843	876
Mark to market (gain) on interest rate derivatives	(1,353)	(544)
Non-cash lease expense	(690)	(768)
Recovery for doubtful accounts	(258)	(146)
Stock compensation expense	2,539	2,772
Undistributed (earnings) from equity investment, net of taxes	(750)	(146)
Changes in operating assets and liabilities (excluding the effects of business acquisitions)
Accounts receivable	69,500	49,943
Inventory	(25,325)	(14,305)
Prepaid expenses, other current assets and other assets	(816)	2,931
Accounts payable, accrued expenses and other liabilities	(55,117)	(12,516)
Income taxes receivable	(3,729)	(1,750)
Income taxes payable	(558)	(4,795)
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(8,857)	42,131
INVESTING ACTIVITIES
Purchases of property and equipment	(1,479)	(2,497)
Acquisitions	(17,956)	(178)
NET CASH USED IN INVESTING ACTIVITIES	(19,435)	(2,675)
FINANCING ACTIVITIES
Proceeds from revolving credit facility	157,751	10,845
Repayments of revolving credit facility	(136,970)	(38,131)
Repayments of term loan	(6,216)	(10,478)
Proceeds from short-term loan	30	31
Repayments of short-term loan	—	(31)
Payments for finance lease obligations	(17)	(43)
Payments of tax withholding for stock based compensation	(938)	(3,185)
Proceeds from the exercise of stock options	233	735
Payments for stock repurchase	(4,199)	—
Cash dividends paid	(1,929)	(1,957)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	7,745	(42,214)
Effect of foreign exchange on cash	(238)	140
DECREASE IN CASH AND CASH EQUIVALENTS	(20,785)	(2,618)
Cash and cash equivalents at beginning of period	27,982	35,963
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$7,197	$33,345

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands)
Reconciliation of GAAP to Non-GAAP Operating Results
Adjusted EBITDA for the twelve months ended June 30, 2022:

	Quarter Ended				Twelve Months Ended June 30, 2022
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
	(in thousands)
Net income (loss) as reported	$12,571	$(626)	$380	$(3,460)	$8,865
Undistributed equity (earnings), net	(195)	(466)	(416)	(334)	(1,411)
Income tax provision (benefit)	5,589	6,704	1,673	(98)	13,868
Interest expense	3,835	3,856	3,767	3,732	15,190
Mark to market (gain) on interest rate derivatives	(120)	(398)	(1,049)	(304)	(1,871)
Depreciation and amortization	5,837	4,960	4,899	5,038	20,734
Intangible asset impairments	—	14,760	—	—	14,760
Stock compensation expense	1,201	1,244	1,174	1,365	4,984
Acquisition related expenses	41	378	1,119	75	1,613
Warehouse relocation and redesign expenses(1)	—	450	497	73	1,020
S'well integration costs(2)	—	—	781	864	1,645
Wallace facility remedial design expense	500	—	—	—	500
Adjusted EBITDA(3)	$29,259	$30,862	$12,825	$6,951	$79,897
Pro forma historical S'well and projected synergies adjustment(4)					3,500
Pro forma Adjusted EBITDA(3)	$29,259	$30,862	$12,825	$6,951	$83,397
(1) For the twelve months ended June 30, 2022, the warehouse relocation and redesign expenses included $0.5 million of expenses related to the International segment and $0.5 million of expenses related to the U.S. segment. For the three months ended June 30, 2022, warehouse relocation and redesign expenses included $0.1 million of expenses related to the U.S. segment.
(2) For the three months ended June 30, 2022, S'well integration costs included $0.2 million of expenses related to inventory step up adjustment in connection with S'well acquisition.
(3) Adjusted EBITDA is a non-GAAP financial measure that is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net income (loss), adjusted to exclude undistributed equity in (earnings), income tax provision (benefit), interest expense, mark to market (gain) on interest rate derivatives, depreciation and amortization, intangible asset impairments, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreements.
(4) Pro forma historical S'well and projected synergies adjustment represents a permitted adjustment to the Company’s adjusted EBITDA for the acquisition of S'well on March 2, 2022 pursuant to the Company’s Debt Agreements. Pro forma projected synergies represents the amount of projected cost savings, operating expense reductions and cost saving synergies projected by the Company as a result of actions taken through June 30, 2022 or expected to be taken as of June 30, 2022, net of the benefits realized during the twelve months ended June 30, 2022.

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands—except per share data)
Reconciliation of GAAP to Non-GAAP Operating Results (continued)

Adjusted net (loss) income and adjusted diluted (loss) income per common share (in thousands -except per share data):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net (loss) income as reported	$(3,460)	$5,789	$(3,080)	$8,856
Adjustments:
Acquisition related expenses	75	72	1,194	254
S'well integration costs	864	—	1,645	—
Warehouse relocation and redesign expenses (1)	73	—	570	—
Mark to market (gain) on interest rate derivatives	(304)	(46)	(1,353)	(544)
Foreign currency translation loss reclassified from Accumulated Other Comprehensive Loss	—	2,042	—	2,042
Gain on change in ownership in equity method investment	—	(1,732)	—	(1,732)
Income tax effect on adjustments	(177)	(6)	(490)	73
Adjusted net (loss) income (2)	$(2,929)	$6,119	$(1,514)	$8,949
Adjusted diluted (loss) income per common share(3)	$(0.14)	$0.28	$(0.07)	$0.41
(1) For the three months ended June 30, 2022, warehouse relocation and redesign expenses included $0.1 million of expenses related to the U.S. segment. For the six months ended June 30, 2022, warehouse relocation and redesign expenses included $0.4 million of expenses related to the International segment and $0.2 million of expenses related to the U.S. segment.
(2) Adjusted net loss and adjusted diluted loss per common share in the three and six months ended June 30, 2022 excludes acquisition related expenses, S'well integration costs, warehouse relocation and redesign expenses and mark to market (gain) on interest rate derivatives. The income tax effect on adjustments reflects the statutory tax rates applied on the adjustments.
Adjusted net income and adjusted diluted income per common share in the three and six months ended June 30, 2021 excludes acquisition related expenses and mark to market (gain) on interest rate derivatives, foreign currency translation loss reclassified from Accumulated Other Comprehensive Loss and the gain on change in ownership in equity method investment. The income tax effect on adjustments reflects the statutory tax rates applied on the adjustments.
(3)Adjusted diluted (loss) income per common share is calculated based on diluted weighted-average shares outstanding of 21,531 and 21,965 for the three month period ended June 30, 2022 and 2021, respectively. Adjusted diluted (loss) income per common share is calculated based on diluted weighted-average shares outstanding of 21,642 and 21,903 for the six month period ended June 30, 2022 and 2021, respectively. The diluted weighted-average shares outstanding for the three and six month ended June 30, 2022 do not include the effect of dilutive securities. The diluted weighted-average shares outstanding for the three and six month ended June 30, 2021 include the effect of dilutive securities of 643 and 664, respectively.

Adjusted income from operations (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
(Loss) income from operations	$(464)	$11,001	$3,891	$20,247
Adjustments:
Acquisition related expenses	75	72	1,194	254
S'well integration costs	864	—	1,645	—
Warehouse relocation and redesign expenses (1)	73	—	570	—
Total adjustments	1,012	72	3,409	254
Adjusted income from operations(2)	$548	$11,073	$7,300	$20,501
(1) For the three months ended June 30, 2022, warehouse relocation and redesign expenses included $0.1 million of expenses related to the U.S. segment. For the six months ended June 30, 2022, warehouse relocation and redesign expenses included $0.4 million of expenses related to the International segment and $0.2 million of expenses related to the U.S. segment.
(2)Adjusted income from operations for the three and six months ended June 30, 2022 and June 30, 2021, excludes acquisition related expenses, integration costs and warehouse relocation and redesign expenses.

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands)
Reconciliation of GAAP to Non-GAAP Operating Results (continued)
Constant Currency:

	As Reported Three Months Ended June 30,			Constant Currency (1) Three Months Ended June 30,				Year-Over-Year Increase (Decrease)
Net sales	2022	2021	Increase (Decrease)	2022	2021	Increase (Decrease)	Currency Impact	Excluding Currency	Including Currency	Currency Impact
U.S.	$137,191	$166,583	$(29,392)	$137,191	$166,574	$(29,383)	$9	(17.6)%	(17.6)%	0.0%
International	14,123	20,053	(5,930)	14,123	18,317	(4,194)	1,736	(22.9)%	(29.6)%	(6.7)%
Total net sales	$151,314	$186,636	$(35,322)	$151,314	$184,891	$(33,577)	$1,745	(18.2)%	(18.9)%	(0.7)%

	As Reported Six Months Ended June 30,			Constant Currency (1) Six Months Ended June 30,				Year-Over-Year Increase (Decrease)
Net sales	2022	2021	Increase (Decrease)	2022	2021	Increase (Decrease)	Currency Impact	Excluding Currency	Including Currency	Currency Impact
U.S.	$303,409	$342,764	$(39,355)	$303,409	$342,755	$(39,346)	$9	(11.5)%	(11.5)%	0.0%
International	30,622	39,525	(8,903)	30,622	37,610	(6,988)	1,915	(18.6)%	(22.5)%	(3.9)%
Total net sales	$334,031	$382,289	$(48,258)	$334,031	$380,365	$(46,334)	$1,924	(12.2)%	(12.6)%	(0.4)%
(1) “Constant Currency” is determined by applying the 2022 average exchange rates to the prior year local currency sales amounts, with the difference between the change in “As Reported” net sales and “Constant Currency” net sales, reported in the table as “Currency Impact.” Constant currency sales growth is intended to exclude the impact of fluctuations in foreign currency exchange rates.

LIFETIME BRANDS, INC.
Supplemental Information

Reconciliation of GAAP to Non-GAAP Guidance
Adjusted EBITDA guidance for the full fiscal year ending December 31, 2022 (in millions):

Net income guidance	$20 to $24
Undistributed equity earnings	(1)
Income tax expense	8 to 10
Interest expense(1)	16
Depreciation and amortization	20
Stock compensation expense	5
Acquisition related expenses	1.2
Restructuring, warehouse relocation and redesign expenses	2
S'well integration costs	1.8
Adjusted EBITDA guidance	$73 to $79
(1) Includes estimate for interest expense and mark to market (gain) on interest rate derivatives.

Adjusted net income and adjusted diluted income per common share guidance for the full fiscal year ending December 31, 2022 (in millions - except per share data):
Net income guidance	$20 to $24
Acquisition related expenses	1.2
Restructuring, warehouse relocation and redesign expenses	2
S'well integration costs	1.8
Mark to market (gain) on interest rate derivatives	(2)
Income tax effect on adjustment	(1)
Adjusted net income guidance	$22 to $26
Adjusted diluted income per share guidance	$1.00 to $1.19

Adjusted income from operations guidance for the full fiscal year ending December 31, 2022 (in millions):
Income from operations guidance	$44 to $50
Acquisition related expenses	1.2
Restructuring, warehouse relocation and redesign expenses	2
S'well integration costs	1.8
Adjusted income from operations	$49 to $55

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands)
Reconciliation of GAAP to Non-GAAP Operating Results
Adjusted EBITDA for the year ended December 31, 2021, 2020 and 2019:

	Three Months Ended				Year Ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021
			(in thousands)
Net income (loss) income as reported	$3,067	$5,789	$12,571	$(626)	$20,801
Undistributed equity losses (earnings), net	247	(393)	(195)	(466)	(807)
Income tax provision	2,416	1,832	5,589	6,704	16,541
Interest expense	4,014	3,819	3,835	3,856	15,524
Depreciation and amortization	5,958	5,765	5,837	4,960	22,520
Mark to market gain on interest rate derivatives	(498)	(46)	(120)	(398)	(1,062)
Intangible asset impairments	—	—	—	14,760	14,760
Stock compensation expense	1,444	1,328	1,201	1,244	5,217
Acquisition related expenses	182	72	41	378	673
Warehouse relocation expenses (1)	—	—	—	450	450
Wallace facility remedial design expense	—	—	500	—	500
Adjusted EBITDA (2)	$16,830	$18,166	$29,259	$30,862	$95,117
(1) Warehouse relocation expenses included $0.1 million of expenses related to the International segment and $0.3 million of expenses related to the U.S. segment.
(2) Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net income (loss), adjusted to exclude undistributed equity in losses (earnings), income tax provision, interest expense, depreciation and amortization, mark to market gain on interest rate derivatives, intangible asset impairments, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreements.

	Three Months Ended				Year Ended
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2020
			(in thousands)
Net (loss) income as reported	$(28,164)	$(3,977)	$13,913	$15,221	$(3,007)
Undistributed equity (earnings) losses, net	(339)	848	(147)	(1,620)	(1,258)
Income tax (benefit) provision	(3,729)	3,031	3,711	6,853	9,866
Interest expense	4,736	4,230	4,128	4,183	17,277
Depreciation and amortization	6,234	6,061	6,090	6,279	24,664
Mark to market loss (gain) on interest rate derivatives	2,251	164	(99)	(172)	2,144
Goodwill and other intangible asset impairments	20,100	—	—	—	20,100
Stock compensation expense	1,326	1,420	1,575	1,630	5,951
Acquisition related expenses	47	55	57	126	285
Restructuring expenses (benefit)	—	253	—	(42)	211
Warehouse relocation expenses (1)	790	303	—	—	1,093
Adjusted EBITDA(2)	$3,252	$12,388	$29,228	$32,458	$77,326
(1) Warehouse relocation expenses related to the International segment.
(2) Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net income (loss), adjusted to exclude undistributed equity in losses (earnings), income tax provision, interest expense, depreciation and amortization, mark to market gain on interest rate derivatives, goodwill and other intangible asset impairments, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreements.

	Three Months Ended				Year Ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
			(in thousands)
Net loss as reported	$(4,867)	$(11,513)	$(13,519)	$(14,516)	$(44,415)
Undistributed equity losses (earnings), net	116	69	210	(738)	(343)
Income tax (benefit) provision	(2,458)	(5,795)	15,066	(5,704)	1,109
Interest expense	4,922	5,044	5,539	5,275	20,780
Depreciation and amortization	6,359	6,290	6,122	6,344	25,115
Mark to market loss (gain) on interest rate derivatives	—	(350)	(367)	315	(402)
Impairment of goodwill	—	—	9,748	33,242	42,990
Stock compensation expense	907	1,193	1,505	1,436	5,041
SKU Rationalization(1)	—	8,500	—	—	8,500
Acquisition and divestment related expenses	151	—	—	55	206
Restructuring expenses (1)	608	173	338	316	1,435
Integration charges (1)	174	695	235	159	1,263
Warehouse relocation expenses (1)	215	—	881	1,689	2,785
Adjusted EBITDA, before limitation	$6,127	$4,306	$25,758	$27,873	$64,064
Permitted non-recurring charge limitation (1)					$(8,929)
Adjusted EBITDA (2)					$55,135
(1) Permitted non-recurring charges include restructuring expenses, integration charges, warehouse relocation costs, and SKU Rationalization. These are permitted exclusions from the Company’s adjusted EBITDA, subject to limitations, pursuant to the Company’s Debt Agreements.
(2) Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net income (loss), adjusted to exclude undistributed equity in losses (earnings), income tax (benefit) provision, interest expense, depreciation and amortization, mark to market loss (gain) on interest rate derivatives, goodwill impairments, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreements.

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands—except per share data)
Reconciliation of GAAP to Non-GAAP Operating Results (continued)
Adjusted net income and adjusted diluted income per common share (in thousands - except per share data):

Year Ended December 31,
2021
Net income as reported	$20,801
Adjustments:
Acquisition related expenses	673
Warehouse relocation expenses (1)	450
Mark to market (gain) on interest rate derivatives	(1,062)
Intangible asset impairments	14,760
Foreign currency translation loss reclassified from Accumulated Other Comprehensive Loss	3,404
Gain on change in ownership in equity method investment	(2,703)
Wallace facility remedial design expense	500
Income tax effect on adjustments	(28)
Adjusted net income (2)	$36,795
Adjusted diluted income per share (2)(3)	$1.67
(1) For the year ended December 31, 2021, warehouse relocation expenses included $0.1 million of expenses related to the International segment and $0.3 million of expenses related to the U.S. segment.
(2) Adjusted net income and adjusted diluted income per common share in the year ended December 31, 2021 excludes acquisition related expenses, warehouse relocation expenses, mark to market (gain) on interest rate derivatives, intangible asset impairments, foreign currency translation loss reclassified from Accumulated Other Comprehensive Loss, gain on change in ownership in equity method investment and Wallace facility remedial design expense. The income tax effect on adjustments reflects the statutory tax rates applied on the adjustments.
(3) Adjusted diluted income per common share is calculated based on diluted weighted-average shares outstanding of 22,037 for the year ended December 31, 2021. The diluted weighted-average shares outstanding for the year ended December 31, 2021 include the effect of dilutive securities of 640 shares.
Adjusted income from operations (in thousands):

Year Ended December 31,
2021
(in thousands)
Income from operations	$50,842
Adjustments:
Intangible asset impairments	14,760
Acquisition related expenses	673
Warehouse relocation expenses (1)	450
Total adjustments	15,883
Adjusted income from operations (2)	$66,725
(1) Warehouse relocation expenses included $0.1 million of expenses related to the International segment and $0.3 million of expenses related to the U.S. segment.
(2) Adjusted income from operations for the year ended December 31, 2021, excludes intangible asset impairments, acquisition related expenses and warehouse relocation expenses.